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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 March 3, 2000 (Date of earliest event reported)

                           CORNERSTONE PROPERTIES INC.
             (Exact name of Registrant as specified in its charter)

   Nevada                              1-12861              74-2170858
  (State or other jurisdiction       (Commission          (IRS Employer
  of incorporation)                 File Number)       Identification No.)


                           Cornerstone Properties Inc.
                                    Tower 56
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
              (Registrant's telephone number, including area code)


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

          Exhibit Number         Exhibit Description
          --------------         -------------------

          99.1                   Text of revised supplementary materials.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Cornerstone has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CORNERSTONE PROPERTIES INC.
                                      (Registrant)

Date: March 17, 2000                  By:   /s/ Kevin P. Mahoney
                                          --------------------------------------
                                      Name:    Kevin P. Mahoney
                                      Title:   Senior Vice President and Chief
                                               Financial Officer



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                                  EXHIBIT INDEX

           Exhibit Number               Exhibit Description
           --------------               -------------------

           99.1                         Text of revised supplementary materials.